Pay vs Performance Disclosure, with Additional Measures	12 Months Ended
Dec. 31, 2025
Pay vs Performance Disclosure with Additional Measures [Line Items]
Relationship Between "Compensation Actually Paid" and Performance

Relationship Between “Compensation Actually Paid” and Performance

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with the Pay Versus Performance Rules) for a particular year. In accordance with the Pay Versus Performance Rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

Our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. Our net income (loss) was ($10,362) thousand, $12,293 thousand and $1,699 thousand, in 2025, 2024 and 2023, respectively. The table below also does not show any correlation between compensation actually paid and net income (loss).

Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to our PEO and the average amount of compensation actually paid to our non-PEO NEOs as a group (excluding our PEOs) during the periods presented do not have any correlation. While equity awards values can be impacted by changes in our stock price each period, over the three years set forth below, our stock price did not materially impact PEO and non-PEO NEO compensation. In general we believe that equity awards align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.